   As filed with the Securities and Exchange Commission on June 25, 1999
                                                      Registration No. 333-77381
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--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ----------------

                            AMENDMENT NO. 2 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                               ----------------
                         THE CHARLES SCHWAB CORPORATION
              (Exact name of Registrant as specified in its charter)

                    Delaware                                        94-3025021
        (State or Other Jurisdiction of                          (I.R.S. Employer
         Incorporation or Organization)                        Identification No.)

                               120 Kearny Street
                            San Francisco, CA 94104
                                 (415) 627-7000
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                               ----------------
                              Joseph R. Martinetto
                      Senior Vice President and Treasurer
                         THE CHARLES SCHWAB CORPORATION
                               120 Kearny Street
                            San Francisco, CA 94104
                                 (415) 627-7000
 (Name, address, including zip code, and telephone number, including area code, of Agent for Service)

                               ----------------

            LAWRENCE B. RABKIN, ESQ.                          JOHN M. BRANDOW, ESQ.
              JOHN E. STONER, ESQ.                            DAVIS POLK & WARDWELL
           HOWARD, RICE, NEMEROVSKI,                           450 Lexington Avenue
             CANADY, FALK & RABKIN                           New York, New York 10017
           A Professional Corporation
      Three Embarcadero Center, 7th Floor
            San Francisco, CA 94111

                               ----------------
   Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective as determined by market conditions.
   If the securities being registered on the form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
   If any of the securities on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]
   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                               ----------------











   THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR
DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT
SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
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--------------------------------------------------------------------------------

                             EXPLANATORY NOTE

   This Amendment No. 2 to Registration Statement No. 333-77381 is being filed solely to file an exhibit to the Registration Statement.

Item 16. Exhibits and Financial Statement Schedule.

 Exhibit
 Number  Description
 ------- -----------
  1.1    Form of Underwriting Agreement*

  1.2    Form of Distribution Agreement*

  4.1 Form of Senior Debt Indenture filed on July 1, 1993 as Exhibit 4.1 to the Company's Registration Statement on Form S-3 (registration number
         33-65342) and incorporated herein by reference.

  4.2    Form of Senior Subordinated Debt Indenture filed on July 1, 1993 as
         Exhibit 4.2 to the Company's Registration Statement on Form S-3
         (registration number 33-65342) and incorporated herein by reference.

  4.3    Form of Supplemental Indenture to Senior Debt Indenture.*

  4.4    Form of Supplemental Indenture to Senior Subordinated Debt Indenture.*

  5.1    Opinion of Howard, Rice, Nemerovski, Canady, Falk & Rabkin, A
         Professional Corporation.*

 12.1    Computation of Consolidated Ratio of Earnings to Fixed Charges.*

 23.1    Independent Auditors' Consent.

 23.2    Consent of Howard, Rice, Nemerovski, Canady, Falk & Rabkin, A
         Professional Corporation (included in Exhibit 5.1).*

 25.1    Form T-1 Statement of Eligibility and Qualification under the Trust
         Indenture Act of 1939 of The Chase Manhattan Bank.*

--------
* Previously filed.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California on the 25th day of June, 1999.

                                          THE CHARLES SCHWAB CORPORATION

                                          By:
                                               /s/ DAVID S. POTTRUCK
                                            -----------------------------------

                                                   DAVID S. POTTRUCK

                                                 Co-Chief Executive Officer,
                                                       President,

                                                 Chief Operating Officer and
                                                        Director

   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to Registration Statement has been signed below by the following persons on behalf of the Company in the capacities indicated on June 25, 1999.

                  Signature                                Title
                  ---------                                -----

                                             Chairman, Co-Chief Executive
                                              Officer and Director (principal
                      *                       executive officer)
--------------------------------------------------------------
              Charles R. Schwab

                                             Co-Chief Executive Officer,
                                              President, Chief Operating
                                              Officer and Director (principal
            /s/ DAVID S. POTTRUCK             executive officer)
--------------------------------------------------------------
              David S. Pottruck

                                             Executive Vice President and
                                              Chief Financial Officer
                                              (principal financial and
                      *                       accounting officer)
--------------------------------------------------------------
              Steven L. Scheid




                      *                      Director
--------------------------------------------------------------
              Nancy H. Bechtle

                      *                      Director
--------------------------------------------------------------
             C. Preston Butcher

                      *                      Director
--------------------------------------------------------------
              Donald G. Fisher

                  Signature                    Title
                  ---------                    -----

                                             Director
-----------------------------------------------------
              Anthony M. Frank

                      *                      Director
-----------------------------------------------------
             Frank C. Herringer

                      *                      Director
-----------------------------------------------------
              Stephen T. McLin

                      *                      Director
-----------------------------------------------------
               Mark A. Pulido

                      *                      Director
-----------------------------------------------------
                 Arun Sarin

                      *                      Director
-----------------------------------------------------
              George P. Shultz

                      *                      Director
-----------------------------------------------------
              Roger O. Walther

*By:
    /s/ DAVID S. POTTRUCK
  ----------------------------------

       David S. Pottruck
          Attorney-in-fact

                               Index to Exhibits

 Exhibit
 Number  Description
 ------- -----------
  1.1    Form of Underwriting Agreement*

  1.2    Form of Distribution Agreement*

  4.1 Form of Senior Debt Indenture filed on July 1, 1993 as Exhibit 4.1 to the Company's Registration Statement on Form S-3 (registration number
         33-65342) and incorporated herein by reference.

  4.2    Form of Senior Subordinated Debt Indenture filed on July 1, 1993 as
         Exhibit 4.2 to the Company's Registration Statement on Form S-3
         (registration number 33-65342) and incorporated herein by reference.
  4.3    Form of Supplemental Indenture to Senior Debt Indenture.*

  4.4    Form of Supplemental Indenture to Senior Subordinated Debt Indenture.*

  5.1    Opinion of Howard, Rice, Nemerovski, Canady, Falk & Rabkin, A
         Professional Corporation.*

 12.1    Computation of Consolidated Ratio of Earnings to Fixed Charges.*

 23.1    Independent Auditors' Consent.

 23.2    Consent of Howard, Rice, Nemerovski, Canady, Falk & Rabkin, A
         Professional Corporation (included in Exhibit 5.1).*

 25.1    Form T-1 Statement of Eligibility and Qualification under the Trust
         Indenture Act of 1939 of The Chase Manhattan Bank.*

--------
* Previously filed.